ADVANCES TO VENDORS	12 Months Ended
Mar. 31, 2025
ADVANCES TO VENDORS
ADVANCES TO VENDORS

NOTE 4 —ADVANCES TO VENDORS

Advances to vendors, net, consist of the following:

	As of March 31,
	2025	2024
Advances to vendors for outsourcing the value-added services	$9,400,197	$8,123,120
Less: allowance for doubtful account	—	—
Advance to vendors, net	$9,400,197	$8,123,120

Advances to vendors represents balance paid to various vendors for performing the auto insurance aftermarket value-added services (such as car wash, car towing and car inspection, etc.) that the Company outsources to them, and such services have not been completed as of the balance sheet dates. Advances to vendors also include prepayment to external media channel operators in order to help customers to post their ads. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. As of March 31, 2025 and 2024, there was no allowance recorded as the Company considers all of the advance to vendors balance fully realizable.

The March 31, 2024 advance to supplier balance has been fully realized when the vendors have rendered the value-added services for the Company. For the balance as of March 31, 2025, approximately $8.99 million or 95.6% of advances to vendors balance has been realized subsequently through to the report date when the vendors rendered the value-added services for the Company, and the remaining balance is expected to be realized by the end of September 2025.